Accumulated other comprehensive loss (Tables)	12 Months Ended
Dec. 31, 2012
Accumulated other comprehensive loss

Accumulated other comprehensive loss is comprised of the following balances, net of tax:

	2012	2011
Foreign currency cumulative translation adjustment	$(105,959)	$(96,462)

Unrealized gain on cash flow hedges	3,593	—

Pension and post-retirement actuarial loss	(2,501)	(48)

Total	$(104,867)	$(96,510)